Dreyfus
Liquid Assets, Inc.
SEMIANNUAL REPORT June 30, 1999

(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                    Dreyfus Liquid Assets, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Liquid Assets, Inc., covering the six-month period from January 1, 1999 through June 30, 1999. Inside, you'll find valuable information about how the fund was managed during the period, including a discussion with senior portfolio manager, Patricia A. Larkin.

After remaining relatively steady during the first quarter of 1999, yields on money market securities generally rose in the second quarter in response to expectations that the Federal Reserve Board would raise short-term interest rates at their June meeting. On June 30, the Federal Reserve raised rates amid stronger-than-expected global and domestic economic growth. Their objective was to forestall a potential resurgence of inflationary pressures.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Liquid Assets, Inc.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
July 15, 1999

DISCUSSION OF FUND PERFORMANCE

Patricia A. Larkin, Senior Portfolio Manager

How did Dreyfus Liquid Assets, Inc.
perform during the period?

For the six-month period ended June 30, 1999, Dreyfus Liquid Assets, Inc. produced an annualized yield of 4.33% which, taking into account the effect of compounding, the annualized effective yield was 4.41%.(1) The fund provided a total return of 2.18%(2) compared to the Lipper Money Market Instrument Funds category average total return of 2.09% for the same period.(3)

We attribute the fund's yield to the fact that we owned longer-term securities, while maintaining an average dollar-weighted fund maturity of 90 days or less, which enabled us to lock in higher returns in an environment characterized, for all but the end of the period, by declining or stable interest rates.

What is the fund's investment approach?

There are many factors we consider in managing the fund. We closely monitor the outlook for growth and inflation. We follow overseas developments for any influence they may have on the domestic economy. The posture of the Federal Reserve Board (the "Fed") is a key determinant in our decision on how best to structure the fund.

In addition, we actively manage the average maturity of the fund in an attempt to take advantage of expected interest rate changes based upon our economic outlook. If we believe that interest rates will fall, we typically lengthen average maturity to lock in the then-current rates. Conversely, in a rising rate environment, we typically shorten maturities to be able to reinvest at anticipated higher rates in the future.

                                                             The Fund 3

As a money market fund, the fund only buys securities rated in one of the two highest rating categories for debt obligations, or of comparable credit quality. The fund must also maintain an average dollar-weighted fund maturity of 90 days or less and may buy only securities with remaining maturities of 13 months or less.

What other factors influenced the fund's performance?

Last fall, in the wake of Asian market turmoil, the Open Market Committee of the Fed cut short-term interest rates three times in an attempt to provide liquidity and improve investor confidence. Since then, there have been concerns that global and domestic factors might push the United States economy towards unsustainable growth.

As of June 30, 1999, Asian economies appear to have stabilized. What's more, the outlook for growth in the major industrialized nations has been improving. The domestic economy continued to move ahead briskly, evidenced by a strong rebound in manufacturing output that shows signs of gaining momentum. Consumer confidence was at a 30-year high. Employment was strong, with hourly wages rising. Despite concerns that overly rapid economic growth might lead to destructive inflationary pressure, the Fed held interest rates steady through all but the very end of the period. Because we managed the fund at a relatively longer average maturity, investors have been able to benefit from stable rates and the Fed's long held accommodative stance during the reporting period.

What is the fund's current strategy?

Throughout the reporting period, as the economy showed robust growth, bond and money markets anticipated a tightening of monetary policy by the Fed. Such tightening was signaled by Chairman Alan Greenspan's mid-May announcement of a shift in policy towards a bias to increase rates. The bias changed in fact just prior to the end of the reporting period, when the Fed raised the target Federal Funds rates by one-quarter point to five percent with an accompanying return to a neutral stance on future Federal Funds rate movement. An initial relief rally has been replaced by a cautious "wait and see" market view.

Over the reporting period, the fund benefited from our commitment to a longer maturity structure. When rates did not rise as quickly as markets expected, longer maturities enhanced return. Over the past few months, however, we have taken a somewhat less aggressive stance, slowly reducing the average maturity of our investments. In an uncertain market with the potential for further tightening, we have adopted this approach, while still seeking opportunities to capture additional yield as such opportunities arise.

July 15, 1999

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED DAILY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
(2)  TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS.
(3)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund 5

STATEMENT OF INVESTMENTS
June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------
                                                                                             Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--15.4%                                               Amount ($)                Value ($)
---------------------------------------------------------------------------------------------------------------------------------
Bank of America FSB
  5.12%, 11/18/99                                                                             6,000,000                5,994,545

Bankers Trust Co. (Yankee)
  4.89%, 7/23/99                                                                             20,000,000  (a)          19,999,240

Chase Manhattan Bank N.A.
  5.00%-5.19%, 7/2/99-8/3/99                                                                 51,500,000               51,509,077

Crestar Bank (Yankee)
  5.00%, 1/28/2000                                                                           50,000,000  (a)          50,000,000

First National Bank of Maryland
  5.00%-5.08%, 1/28/2000-2/14/2000                                                          105,000,000              104,986,067

First Tennessee Bank
  5.16%, 4/10/2000                                                                           30,000,000               29,991,008

Marine Midland Bank N.A.
  4.93%-4.97%, 1/19/2000-1/31/2000                                                          250,000,000              250,001,415

Michigan National Bank
  5.15%-5.71%, 3/16/2000-6/21/2000                                                           90,000,000               89,959,367

National City Bank
  4.95%, 2/1/2000                                                                            49,000,000               48,991,640

U.S. Bank N.A. Minneapolis
  5.10%-5.71%, 9/13/99-6/30/2000                                                             67,000,000               67,000,000

Union Bank of California
  4.96%-5.00%, 7/6/99-1/21/2000                                                             125,000,000              125,000,000

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT
  (cost $843,432,359)                                                                                                843,432,359
---------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--39.1%
---------------------------------------------------------------------------------------------------------------------------------

Associates First Financial Corp.
  5.60%, 7/1/99                                                                             171,000,000              171,000,000

Atlantis One Funding
  4.97%, 9/3/99                                                                              27,946,000               27,702,559

BCI Funding Corp.
  5.11%, 9/21/99                                                                            100,000,000               98,852,000

Bank of America Corp.
  5.25%, 2/11/2000                                                                           65,000,000               62,948,438

Ciesco L.P.
  5.09%, 9/10/99                                                                             10,000,000                9,900,797

DaimlerChrysler North America Holdings Corp.
  4.86%-5.13%, 7/12/99-9/15/99                                                              260,000,000              258,640,844

Deutsche Bank Financial
  5.03%-5.09%, 9/9/99-9/13/99                                                                60,000,000               59,413,800

Donaldson,Lufkin, Jenrette Inc.
  5.01%-5.22%, 8/13/99-9/20/99                                                               55,000,000               54,569,882

 6





                                                                                             Principal
COMMERCIAL PAPER (CONTINUED)                                                                 Amount ($)               Value ($)
---------------------------------------------------------------------------------------------------------------------------------

Finova Capital Corp.
  5.00%-5.05%, 7/30/99-2/14/2000                                                            265,000,000              263,608,387

General Electric Capital Corp.
  4.91%, 9/10/99                                                                             75,000,000               74,288,521

General Electric Capital Services, Inc.
  5.00%, 9/7/99                                                                              50,000,000               49,533,444

HSBC Americas
  5.12%, 9/2/99                                                                              30,000,000               29,741,280

Heller Financial Inc.
  4.95%-5.14%, 7/12/99-8/23/99                                                              175,000,000              174,350,785

Hertz Corporation
  4.90%-4.92%, 7/8/99-7/13/99                                                               180,000,000              179,770,736

Hypovereinsbank Finance (DEL) Inc.
  4.91%, 10/12/99                                                                            50,000,000               49,314,764

Key Corp
  4.96%, 7/9/99                                                                              50,000,000               49,945,111

Lehman Brothers Holdings Inc.
  5.42%, 8/19/99                                                                             50,000,000               49,642,028

Morgan (J.P.) & Co. Inc.
  4.97%-5.17%, 10/15/99-12/10/99                                                            227,499,000              223,368,019

Prudential Funding Corp.
  5.13%, 9/28/99                                                                             10,000,000                9,875,153

Salomon Smith Barney Holdings Inc.
  5.11%, 9/3/99                                                                              10,000,000                9,910,044

Societe Generale N.A., Inc.
  5.04%, 7/2/99                                                                              30,000,000               29,995,908

Swedbank Inc.
  4.85%-4.95%, 7/7/99-10/27/99                                                              210,000,000              208,961,418

TOTAL COMMERCIAL PAPER
  (cost $2,145,333,918)                                                                                            2,145,333,918
---------------------------------------------------------------------------------------------------------------------------------

CORPORATE NOTES--15.7%
---------------------------------------------------------------------------------------------------------------------------------

Bear Stearns Companies, Inc.
  5.41%, 6/20/2000                                                                           30,000,000               30,242,808

CIT Group Holdings Inc.
  4.87%-5.00%, 9/21/99-2/24/2000                                                            197,000,000  a           196,969,726

Ford Motor Credit Corp.
  4.95%, 5/5/2000                                                                           200,000,000  (a)         200,000,000

Goldman Sachs Group L.P.
  5.00%, 1/13/2000                                                                           25,000,000  (a)          25,004,438

Heller Financial Inc.
  5.00%-5.04%, 9/8/99-6/7/2000                                                               52,000,000  (a)          52,035,405

                                                                                                     The Fund 7



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------

                                                                                            Principal
CORPORATE NOTES (CONTINUED)                                                                 Amount ($)                Value ($)
---------------------------------------------------------------------------------------------------------------------------------

Key Bank N.A.
  4.87%, 9/23/99                                                                             25,000,000  (a)          24,998,877

Merrill Lynch & Co., Inc.
  4.86%-4.98%, 9/1/99-11/22/99                                                               99,850,000  (a)          99,865,800

Morgan (J.P.) & Co.
  5.03%, 2/7/2000                                                                            50,000,000               50,000,000

Paine Webber Group Inc.
  6.00%, 11/4/99                                                                             35,000,000  (a)          35,000,000

Salomon Smith Barney Holdings
  5.01%, 1/27/2000                                                                           50,000,000  (a)          50,001,418

Wells Fargo Bank N.A.
  5.03%-5.24%,3/31/2000-4/3/2000                                                            100,500,000              100,496,817

TOTAL CORPORATE NOTES
  (cost $864,615,289)                                                                                                864,615,289
---------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM BANK NOTES--26.3%
---------------------------------------------------------------------------------------------------------------------------------

Bank of America
  5.12%, 2/4/2000                                                                           100,000,000              100,000,000

BankBoston N.A.
  4.93%-5.10%, 9/10/99-2/1/2000                                                              75,000,000  (a)          74,996,372

Branch Bank & Trust Co.
  4.96%, 3/1/2000                                                                            43,800,000  (a)          43,785,419

First Tennessee Bank
  5.30%, 3/3/2000                                                                            50,000,000               49,993,516

First Union National Bank
  4.86%-4.94%, 7/23/99-5/17/2000                                                            200,000,000  (a)         200,000,000

Fleet National Bank
  4.96%, 3/15/2000                                                                           60,300,000  (a)          60,274,268

Harris Trust & Savings Bank
  4.94%-5.08%, 2/17/2000-4/19/2000                                                          157,000,000  (a)         156,964,924

Huntington National Bank
  4.72%-4.96%, 3/13/2000- 7/3/2000                                                          240,000,000  (a)         239,904,606

Key Bank N.A.
  4.86%-5.17%, 9/3/99-4/14/2000                                                             200,000,000  (a)         199,958,828

LaSalle National Bank
  4.95%-5.23%, 1/25/2000-3/27/2000                                                          110,000,000              109,978,091

NationsBank N.A.
  4.87%-5.26%, 8/6/99-3/2/2000                                                              110,000,000  (a)         109,998,077

SouthTrust, Bank N.A.
  4.87%, 7/6/99                                                                             100,000,000  (a)          99,999,198

TOTAL SHORT-TERM BANK NOTES
  (cost $1,445,853,299)                                                                                            1,445,853,299


8




                                                                                              Principal
U.S. TREASURY BILLS--.9%                                                                      Amount ($)              Value ($)
---------------------------------------------------------------------------------------------------------------------------------

 4.16%, 9/16/99
  (cost $49,572,222)                                                                         50,000,000               49,572,222
---------------------------------------------------------------------------------------------------------------------------------

TIME DEPOSIT--2.8%
---------------------------------------------------------------------------------------------------------------------------------

Republic National Bank of New York (London)
 5.13%, 7/1/99
 (cost $155,525,000)                                                                       155,525,000              155,525,000
---------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $5,504,332,087)                                                          100.2%            5,504,332,087

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (.2%)             (13,979,157)

NET ASSETS                                                                                       100.0%            5,490,352,930

(a)  VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS

                                                             The Fund 9

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1999 (Unaudited)

                                                            Cost          Value
-------------------------------------------------------------------------------

ASSETS ($):
Investments in securities--See Statement of
    Investments                                    5,504,332,087  5,504,332,087
Interest receivable                                                  40,532,242
Prepaid expenses                                                        635,567

                                                                  5,545,499,896
-------------------------------------------------------------------------------

LIABILITIES ($):
Due to The Dreyfus Corporation and affiliates                         2,527,594
Cash overdraft due to Custodian                                      12,013,394
Payable for investment securities purchased                          39,988,411
Accrued expenses                                                        617,567

                                                                     55,146,966
-------------------------------------------------------------------------------

NET ASSETS ($)                                                    5,490,352,930
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):
Paid-in capital                                                   5,490,346,650
Accumulated net realized gain (loss) on investments                       6,280
-------------------------------------------------------------------------------

NET ASSETS ($)                                                    5,490,352,930
-------------------------------------------------------------------------------

SHARES OUTSTANDING
(25 billion shares of $.10 par value Common Stock authorized)     5,491,222,018
NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 1999 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):
INCOME INCOME                                                      139,709,431
EXPENSES:
Management fee-Note 2(a)                                            12,910,292
Shareholder servicing costs--Note 2(b)                               6,633,435
Prospectus and shareholders' reports                                   568,407
Custodian fees                                                         130,674
Directors' fees and expenses-Note 2(c)                                  42,460
Professional fees                                                       33,779
Registration fees                                                       19,202
Miscellaneous                                                          128,341
TOTAL EXPENSES                                                      20,466,590
INVESTMENT INCOME-NET, representing net increase in net assets
  resulting from Operations                                        119,242,841

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 11

STATEMENT OF CHANGES IN NET ASSETS


                                         Six Months Ended
                                            June 30, 1999           Year Ended
                                              (Unaudited)    December 31, 1998
-------------------------------------------------------------------------------
OPERATIONS ($):
Investment income--net                        119,242,841         245,626,593
Net realized gain (loss) on investments                -               76,661
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  119,242,841          245,703,254
------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):
INVESTMENT INCOME--NET                      (119,242,841)         (245,626,593)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 PER SHARE):
Net proceeds from shares sold              13,125,281,544        18,785,165,495
Dividends reinvested                          118,966,453           245,052,633
Cost of shares redeemed                   (13,138,427,266)      (18,212,055,022)
INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 105,820,731           818,163,106
TOTAL INCREASE (DECREASE) IN NET ASSETS       105,820,731           818,239,767
-------------------------------------------------------------------------------

NET ASSETS ($):
Beginning of Period                         5,384,532,199         4,566,292,432
END OF PERIOD                               5,490,352,930         5,384,532,199

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                         Six Months Ended
                                            June 30, 1999                           Year Ended December 31,
                                                                ----------------------------------------------------------------

                                                (Unaudited)      1998        1997          1996           1995          1994
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00        1.00        1.00          1.00          1.00          1.00

Investment Operations:

Investment income--net                                 .021        .049        .049          .048          .053          .035

Distributions:

Dividends from investment
   income--net                                        (.021)      (.049)      (.049)        (.048)        (.053)        (.035)

Net asset value, end of period                        1.00        1.00        1.00          1.00          1.00          1.00
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      4.38(*)     4.97        5.04          4.91          5.45          3.53
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                         .74(*)      .74          .74           .76            .79          .76

Ratio of net investment income
   to average net assets                             4.32(*)     4.85         4.92          4.76           5.33         3.49

Decrease reflected in above
   expense ratios due to
   undertakings by the Manager                          --        .01          .01           .02             --           --

Net Assets, end of period
   ($ x 1,000)                                   5,490,353   5,381,532    4,566,292     4,714,699      4,459,938    4,863,374

(*)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 13

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus  Liquid  Assets,  Inc.  (the  "fund") is registered under the Investment
Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value of per share $1.00.

The fund's statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $1,484 during the period ended June 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the fund's Manager, subject to the seller's agreement to repurchase and the fund's agreement to resell.

such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare and pay dividends from investment income-net on each business day. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

At June 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions  with Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is based on the value of the fund's average daily net assets and is computed at the following annual rates:

                                                                  The Fund 15

1/2 of 1% of the first $1.5 billion; 48/100ths of 1% of the next $500 million; 47/100ths of 1% of the next $500 million; and 45/100ths of 1% over $2.5 billion. The fee is payable monthly.

The  Agreement  provides  that  if  any full fiscal year the aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed 1% of the value of the fund's average net assets for any full year, the Manager will refund to the fund, or bear, the excess over 1%. However, the Manager had undertaken from January 1, 1999 through June 30, 1999 to reduce the management fee paid by the fund, to the extent that the fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .75 of 1% of the value of the fund's average daily net assets. During the period ended June 30, 1999, there was no expense reimbursement pursuant to the Agreement.

(B) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 1999, the fund was charged $3,241,879 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 1999, the fund was charged $2,616,913 pursuant to the transfer agency agreement.

(C) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $6,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

16


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                                                           For More Information

                        Dreyfus Liquid Assets, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        90 Washington Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        The Distributor

                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL Send your request
to info@dreyfus.com

ON THE INTERNET Information
can be viewed online or
downloaded from:

http://www.dreyfus.com


(c) 1999 Dreyfus Service Corporation                                  039SA996


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